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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: September 15, 2000

                        TELTRAN INTERNATIONAL GROUP, INC.

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               (Exact name of Registrant as specified in charter)

Delaware                          0-25641                     11-3172507
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(State or Other            (Commission File No.)            (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)

                  One Penn Plaza, Suite 4430, New York, New York     10119
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                   (Address of principal executive offices)       (Zip Code)


            Registrant's telephone number, including area code:  (212) 643-1283

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                  Item 5. Other Events.

The Company previously reported, on Item 5 of its Current Report on Form 8-K dated September 1, 2000, that its current auditors' were reviewing prior financial statements to determine if these statements should be restated. The Company's current auditors have disagreed with the application of certain accounting principles reflected in the Company's prior financial statements. As a result the Company has determined to restate these statements including the audited statement for 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2000

                              TELTRAN INTERNATIONAL GROUP, LTD.
                                         (Registrant)


                              By: /s/ Byron Lerner

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                                 Byron Lerner, President